UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2011

WESTELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois		60504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 31, 2011, Westell Technologies, Inc., a Delaware corporation (“Westell Technologies” or the “Company”), completed the previously announced sale of 100% of the issued and outstanding stock of its subsidiary Conference Plus, Inc. (“ConferencePlus”) pursuant to the terms of the Stock Purchase Agreement (the “Agreement”), dated December 20, 2011, among Arkadin S.A.S., an entity organized under French law (“Parent”), Arkadin Inc., a Delaware corporation and subsidiary of Parent, and Westell Technologies.

The consideration received from the sale was $41.0 million in cash for the stock of ConferencePlus. The purchase price is subject to a post-closing working capital adjustment. Of the purchase price, $4.1 million was placed in escrow at closing for one year as security for certain indemnity obligations of Westell Technologies, including breaches of representations and warranties made by Westell Technologies. In connection with the transaction, Westell Technologies also agreed not to compete with the ConferencePlus business for a period of three years.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the press release announcing the completion of the transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2011, Westell Technologies entered into a General Waiver and Release Agreement (the “Release Agreement”) with Timothy Reedy. Mr. Reedy served as Senior Vice President and as President and Chief Executive Officer of ConferencePlus until the December 31, 2011 closing of the sale of ConferencePlus. It is expected that Mr. Reedy will serve as a non-officer employee of Westell Technologies through January 31, 2012 (the “Termination Date”) to assist with administrative matters related to the sale of ConferencePlus.

The Release Agreement provides that Mr. Reedy shall be entitled to severance pay and severance benefits described below provided he is not terminated for cause or he does not voluntarily terminate his employment prior to the Termination Date and he signs the general release and waiver form attached to the Release Agreement.

Severance pay to Mr. Reedy consists of a lump sum payment of $104,120 and other payments totaling $214,650, which is an amount equal to nine month’s base salary at the rate in effect for Mr. Reedy as of the Termination Date, payable in regular installments. Other severance benefits consist of Company paid continued benefits under COBRA through October 31, 2012 as it applies to the medical and dental benefits for Mr. Reedy and those of his dependents who were covered dependents as of the Termination Date and reimbursement for outplacement services for up to $5,000.

The Release Agreement also contains a one year non-solicitation covenant and a confidentiality covenant.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Release Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Also, on December 31, 2011, ConferencePlus and Westell Technologies entered into a Settlement Agreement and Release (the “Settlement Agreement”) with Mr. Reedy pursuant which Mr. Reedy will receive a lump sum payment of $349,871 on the Termination Date, which is the agreed upon amount equal to 5% of the ConferencePlus EBITDA run rate for the previous twelve months ended December 31, 2011, less any required tax withholdings. The benefits provided under the Settlement Agreement are in lieu of the benefits under an offer letter agreement (the “Offer Letter”) between Mr. Reedy and Westell Technologies that was entered into in connection with Mr. Reedy joining Westell Technologies in 2002. Under the terms of the Offer Letter, in the event of a sale of ConferencePlus, Mr. Reedy was entitled to receive compensation as of the time of sale based on the greater of 5% of ConferencePlus EBITDA for the trailing twelve months or $250,000, with a cap of $1,250,000.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Settlement Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b)(1) Pro Forma Financial Information

The pro forma unaudited financial information required to be filed in connection with the disposition described in Item 2.01 above is filed as Exhibit 99.2 hereto.

The unaudited pro forma financial statements are presented for illustrative purposes only. The unaudited pro forma financial statements are not necessarily indicative of the operating results or financial position that would have been achieved had the disposition been consummated as of the dates indicated or of the results that may be obtained in the future.

(d)	Exhibits

Exhibit Number	Description

Exhibit 2.1	Stock Purchase Agreement, dated December 20, 2011, among Arkadin S.A.S., Arkadin, Inc. and Westell Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Westell Technologies, Inc. Form 8-K filed December 21, 2011)

Exhibit 10.1	General Waiver and Release Agreement, dated December 31, 2011, by and between Westell Technologies, Inc. and Timothy J. Reedy

Exhibit 10.2	Settlement Agreement and Release dated December 31, 2011, by and between Conference Plus, Inc., Westell Technologies, Inc. and Timothy J. Reedy

Exhibit 99.1	Press Release issued by Westell Technologies, Inc., dated January 3, 2012

Exhibit 99.2	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: January 6, 2012	By	/s/ Brian S. Cooper

Brian S. Cooper
Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 2.1	Stock Purchase Agreement, dated December 20, 2011, among Arkadin S.A.S., Arkadin, Inc. and Westell Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Westell Technologies, Inc. Form 8-K filed December 21, 2011)

Exhibit 10.1	General Waiver and Release Agreement, dated December 31, 2011, by and between Westell Technologies, Inc. and Timothy J. Reedy

Exhibit 10.2	Settlement Agreement and Release, dated December 31, 2011, by and between Conference Plus, Inc., Westell Technologies, Inc. and Timothy J. Reedy

Exhibit 99.1	Press Release issued by Westell Technologies, Inc., dated January 3, 2012

Exhibit 99.2	Pro forma financial information